SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                [ ] Confidential, For Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                                   INFE, INC.
                                   ----------

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.: (3) Filing Party:

(4) Date Filed:

                                   INFE, INC.
                        5201 BLUE LAGOON DRIVE, SUITE 900
                              MIAMI, FLORIDA 33126




Dear Shareholder:


         You are cordially invited to attend the Special Meeting of Shareholders of Infe, Inc. On October 29, 2003, the Board of Directors of the Company voted to convene a special shareholder meeting on Thursday, December 10, 2003, at 2:00 p.m., local time, at the Hilton Miami Airport and Towers, 5101 Blue Lagoon Drive, Miami, Florida 33126.

         ALL SHAREHOLDERS ARE URGED TO VOTE. FOR YOUR VOTE TO COUNT YOU MUST VOTE YOUR SHARES BY THE ENCLOSED PROXY OR IN PERSON. TO VOTE BY PROXY, PLEASE FOLLOW THE INSTRUCTIONS IN THE FOLLOWING PARAGRAPH AND ON THE PROXY CARD.

         Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the special meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

         We hope to see you at the special meeting.

                                     Sincerely,



                                     Rainier Gonzalez
                                     President and Chief Executive Officer


November ____, 2003

                                   INFE, INC.
                        5201 BLUE LAGOON DRIVE, SUITE 900
                              MIAMI, FLORIDA 33126

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 10, 2003

         NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "SPECIAL MEETING") of Infe, Inc. (the "COMPANY"), will be held on Thursday, December 10, 2003, at 2:00 p.m., local time, at the Hilton Miami Airport and Towers, 5101 Blue Lagoon Drive, Miami, Florida 33126, for the following purposes, as more fully described in the attached Proxy Statement:

         1. To elect three directors, each until the next annual meeting of the Company's shareholders or until their successors are duly elected and qualified; and

         2. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Pacer Health Corporation"; and

         3. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, $.0001 par value per share, of the Company, to Nine Hundred Thirty Million (930,000,000); and

         4. To consider any other matters that may properly come before the Special Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on November 3, 2003, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at the offices of the Company's transfer agent and registrar, Computershare Trust Company, Inc., at 350 Indiana Street, Suite 800, Golden, Colorado 80401.

                                    IMPORTANT

         You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

                                   By Order of the Board of Directors,


                                   Rainier Gonzalez
                                   President and Chief Executive Officer



November _____, 2003

                                                      TABLE OF CONTENTS
                                                      -----------------

                                                                        PAGE NO.
                                                                        --------

ABOUT THE MEETING..............................................................1
         WHAT IS THE PURPOSE OF THE SPECIAL MEETING?...........................1
         WHO IS ENTITLED TO VOTE?..............................................1
         WHO CAN ATTEND THE MEETING?...........................................1
         WHAT CONSTITUTES A QUORUM?............................................1
         HOW DO I VOTE?........................................................2
         WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?...............2
         CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?....................2
         WHAT ARE THE BOARD'S RECOMMENDATIONS?.................................2
         WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?...........................2

STOCK OWNERSHIP................................................................4
         BENEFICIAL OWNERS.....................................................4

CHANGES OF CONTROL DURING CURRENT FISCAL YEAR..................................5

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.................................5

PROPOSAL 1 - ELECTION OF DIRECTORS.............................................6
         DIRECTORS STANDING FOR ELECTION.......................................6
         RECOMMENDATION OF THE BOARD OF DIRECTORS..............................6
         DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING................6
         LEGAL PROCEEDINGS.....................................................6
         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT
           OF 1934.............................................................7
         BOARD MEETINGS AND COMMITTEES.........................................7
         COMPENSATION OF DIRECTORS.............................................7
         EXECUTIVE COMPENSATION................................................7
         AGGREGATED OPTIONS EXERCISES IN FISCAL 2002 AND YEAR-END
           OPTION VALUES.......................................................7
         STOCK OPTION PLAN.....................................................8

PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION - NAME CHANGE..........9

PROPOSAL 3 - AMENDMENT TO THE ARTICLES OF INCORPORATION  - INCREASE
              IN AUTHORIZED SHARES OF CAPITAL STOCK...........................10

DESCRIPTION OF CAPITAL STOCK..................................................12
         COMMON STOCK.........................................................12
         PREFERRED STOCK......................................................12
         ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF
           INCORPORATION, BYLAWS AND FLORIDA LAW..............................13
         TRANSFER AGENT AND REGISTRAR.........................................13
         OTHER MATTERS........................................................13
         INDEPENDENT ACCOUNTANTS..............................................13
         ADDITIONAL INFORMATION...............................................14

                                   INFE, INC.
                        5201 BLUE LAGOON DRIVE, SUITE 900
                              MIAMI, FLORIDA 33126

                              ---------------------

                                 PROXY STATEMENT
                               NOVEMBER ____, 2003
                            -------------------------


         This proxy statement contains information related to the special meeting of shareholders (the "SPECIAL MEETING") of Infe, Inc. (the "COMPANY"), to be held on Thursday, December 10, 2003, at 2:00 p.m., local time, at the Hilton Miami Airport and Towers, 5101 Blue Lagoon Drive, Miami, Florida 33126, and any postponements or adjournments thereof. The Company is making this proxy solicitation.


                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

         At the Special Meeting, the Company's shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Pacer Health Corporation", and the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock to Nine Hundred Thirty Million (930,000,000). In addition, the Company's management will respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

         Only shareholders of record on the close of business on the record date, November 3, 2003, are entitled to receive notice of the special meeting and to vote the shares of voting securities that they held on that date at the meeting, or any postponements or adjournments of the meeting.

         Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the meeting.

         Each holder of shares of Series A Convertible Preferred Stock shall vote together with the holders of the common stock and shall be entitled to one vote for each share of common stock into which the Series A Convertible Preferred Stock held by such holder is convertible, except where the Florida Business Corporation Act requires that each class of stock vote separately, in which case the holders of shares of Series A Convertible Preferred Stock will vote separately as a class and each holder thereof shall be entitled to one vote for each share of Series A Convertible Preferred Stock.

WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 1:00 p.m., and seating will begin at 1:30 p.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

         Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

         With respect to matters in which the holders of the common stock and the holders of the Series A Convertible Preferred Stock will vote together, the presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date (including shares of common stock underlying any then issued Series A Convertible Preferred Stock) will constitute a quorum, permitting the meeting to conduct its business.

         With respect to matters in which the holders of the common stock and the holders of the Series A Convertible Preferred Stock shall vote separately, the presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date and of the holders of a majority of the shares of Series A Convertible Preferred Stock, will constitute a quorum, permitting the meeting to conduct its business.

         As of the record date, 158,474,767 shares of common stock of the Company were outstanding and one Series A Convertible Preferred Stock was outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

         If you submit a proxy but do not indicate any voting instructions, then
your  shares  will  be  voted  in  accordance   with  the  Board  of  Director's
recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board of Director's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board of Directors' recommends a vote:

         o FOR the election of the nominated slate of directors (see page 6);

         o FOR the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to Pacer Health Corporation (see page 9);

         o FOR the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, (see page 10).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. For the election of directors, the holders of the common stock and the holders of the Series A Convertible Preferred Stock shall vote together as one class. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

         COMPANY NAME CHANGE. For the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Pacer Health Corporation", the holders of the common stock and the holders of the Series A Convertible Preferred Stock shall vote together as one class. The affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date (including those shares of common stock underlying then issued Series A Convertible Preferred Stock) will be required for approval. A properly executed proxy marked "Abstain" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK. For the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, the holders of the common stock shall vote as one class, and the holders of the Series A Convertible Preferred Stock shall vote as a separate class. The affirmative vote of the holders of a majority of the outstanding shares of common stock, as of the record date, and the affirmative vote of the holders of a majority of the outstanding shares of Series A Convertible Preferred Stock, as of the record date, will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         Any other item that properly comes before the meeting and which permits that the holders of the common stock and the holders of the Series A Convertible Preferred Stock to vote together as one class, shall require for approval the affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date (including those shares of common stock underlying then issued Series A Convertible Preferred Stock).

         Any other item that properly comes before the meeting and which requires that the holders of the common stock and the holders of the Series A Convertible Preferred Stock to vote as separate classes shall require, for approval, the affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date and the affirmative vote of the holders of a majority of the outstanding shares of Series A Convertible Preferred Stock as of the record date.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

BENEFICIAL OWNERS

         The following table presents certain information regarding the beneficial ownership of all shares of common stock at November 3, 2003 for each executive officer and director of our Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 158,474,767 common shares issued and outstanding at November 3, 2003 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.

                                                        COMMON STOCK
                                                     BENEFICIALLY OWNED
                                              ----------------------------------
NAME AND ADDRESS                                       NUMBER            PERCENT
-----------------------------------           ----------------  ----------------
Rainier Gonzalez                               111,600,000 (1)            70.42%
5201 Blue Lagoon Drive, Suite 900
Miami, Florida 33126

Eric Pantaleon, M.D.                                        0                 0%
5201 Blue Lagoon Drive, Suite 900
Miami, Florida 33126

Alfredo Jurado, Esq.                                  214,000                 *%
5201 Blue Lagoon Drive, Suite 900
Miami, Florida 33126


*        Less than 1%.

(1) Excludes 318,822,903 shares of common stock underlying one share of Series A Convertible Preferred Stock, which share shall automatically convert into 318,822,903 shares of common stock upon the Company filing of Articles of Amendment increasing its number of authorized shares of common stock by at least 300,000,000 shares.

                  CHANGES OF CONTROL DURING CURRENT FISCAL YEAR

         On June 26, 2003, and pursuant to the Merger Agreement (the "MERGER AGREEMENT") by and among the Company, Pacer Acquisition, Inc., a Florida corporation, Pacer Health Corporation, a Florida corporation ("PACER") and Rainier Gonzalez, the sole shareholder of Pacer, Mr. Gonzalez acquired 111,600,000 shares of Company common stock, and one (1) share of Company Series A Convertible Preferred Stock, convertible into 318,822,903 shares of Company common stock, in consideration for all of the common stock of Pacer. Pursuant to the merger, Mr. Gonzalez currently owns approximately 70% of the shares of common stock and 100% of the Series A Convertible Preferred Stock. Upon conversion of the Series A Convertible Preferred Stock, Mr. Gonzalez will own approximately 90% of the voting common stock of the Company.

         Simultaneous with the execution of the Merger Agreement, Rainier Gonzalez was appointed President, Chief Executive Officer, Director and Chairman of the Board of the Company, Thomas M. Richfield resigned as President, Secretary and Chairman of the Board of the Company, and Gus Mechalas resigned as an officer and director of the Company. On August 1, 2003, Mr. Richfield resigned as a Director, and Eric Pantaleon, M.D. and Alfredo Jurado, Esq. were appointed to the Board, and a change of control of the Company occurred at such time.

         The number of shares issued to Rainier Gonzalez in connection with the merger was based upon a determination by the Board of Directors of the Company that the transaction was in the best interest of the Company and its shareholders. For accounting purposes, the transaction has been treated as a recapitalization of Pacer, with Pacer being treated as the acquiror ("reverse acquisition").

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As described below, Thomas M. Richfield, our past president and chief executive officer, has been compensated for services through the issuance of our common stock:

         During the six month period ended May 31, 2003, Mr. Richfield was issued 116,336 shares of restricted common stock valued at $16,380 as a bonus for such period.

         During the year ended November 30, 2002, Mr. Richfield was issued 5,000,000 (post split) shares of restricted common stock valued at $100,000.00.

         During the year ended November 30, 2001, Mr. Richfield was issued 411,451 shares (of which, 295,756 were pre-split and 115,695 were post-split) of restricted common stock as a bonus for the year. These shares were valued at $32,801.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

         The Board of Directors of the Company consists of three (3) seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

         The Board of Directors has nominated Rainier Gonzalez, Eric Pantaleon, M.D. and Alfredo Jurado, Esq. for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES

DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING

         RAINIER GONZALEZ, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN. Mr. Gonzalez has been President, Chief Executive Officer, Secretary and Chairman of the Company since June 26, 2003. Mr. Gonzalez is also Chairman and Chief Executive Officer of Pacer Health Corporation, an owner-operator of assisted living and residential care facilities for the growing senior citizen population nationwide, and a wholly-owned subsidiary of the Company. Mr. Gonzalez has been a successful business owner for several years, and currently serves as a principal in two South Florida financial services firms, Gateway Mortgage Bankers and First USA Title Services, both of which he also helped found in 2002. From 2000 to 2002, Mr. Gonzalez served as vice president of business development, and principal, for Brick Mountain LLC, an Internet company that was sold to Jupiter Media (Nasdaq: JUPM). From 1999 to 2000, he was an associate in the Washington D.C. law firm of Sidley Austin Brown & Wood, where he worked in the securitization and structured finance department. Mr. Gonzalez earned his bachelor's degree in political science from Florida International University in 1995, and his law degree, magna cum laude, from the Indiana University School of Law in 1998. Prior to joining Sidley Austin Brown & Wood, he worked as a law clerk for Federal Judge Denny Chin of the Southern District of New York.

         ERIC PANTALEON, M.D., DIRECTOR. Dr. Pantaleon has been a director of the Company since August 1, 2003. Dr. Pantaleon has been a pediatrician in private practice since 1994, and is an active member of the American Academy of Pediatrics. He is also a pediatric clinical instructor at the University of Miami - Jackson Memorial Medical Center, and serves as an assistant pediatric clinical instructor at Nova Southeastern University. From 1990 to 1993, he was a resident in training at the Jersey Shore Medical Center, where he served on the hospital's Medical Education Committee and was president of the Residents House Staff. Dr. Pantaleon completed both his pre-medical and doctoral education at the Universidad Nacional Pedro Henriquez Urena in Santo Domingo, Dominican Republic.

         ALFREDO JURADO, ESQ., DIRECTOR. Mr. Jurado has been a director of the Company since August 1, 2003. Mr. Jurado is co-owner and general counsel of First USA Title Services, a Miami-based financial services firm, which he joined in 2002. From 1998 to 2002, Mr. Jurado worked for the Florida State Attorney's Office, where he served as a county court prosecutor, a county court supervisor and, most recently, a felony trial unit prosecutor in Florida's 17th Judicial Circuit. In 1997, he served as a certified legal intern in the 11th Judicial Circuit of the Florida State Attorney's Office, and in 1996, he served as a law clerk for the Honorable Judge Scott Silverman, also of the 11th Judicial Circuit. Mr. Jurado earned his bachelor's degree in criminal science from Florida International University in 1995, and his law degree, CUM LAUDE, from Nova Southeastern University, Shepard Broad Law Center, in 1998.

LEGAL PROCEEDINGS

         The Company is not aware of any legal proceedings in which any director, officer or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any affiliate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or has a material interest adverse to the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16 (a) forms they file. Based on information available to the Company, the Company reasonably believes that all reports required under Section 16(a) have been filed by the Company's current directors and executive officers.

BOARD MEETINGS AND COMMITTEES

         During the fiscal year ended November 30, 2002, the Board of Directors of the Company met on at least one occasion. All the members of the Board attended the meetings.

         The Board does not currently have an Audit Committee to review the internal accounting procedures of the Company and to consult with and review the services provided by the Company's independent accountants. The Board does not currently have a Compensation Committee. There are no other committees of the Boards of Directors.

COMPENSATION OF DIRECTORS

         For his or her service on the Board of Directors, each director shall be compensated as follows: (i) seven hundred dollars ($700.00) for each meeting of the Board of Directors attended by such director for reimbursement of expenses; and (ii) twenty-five thousand dollars ($25,000.00), per annum, in the form of common stock, vested after a period of one year from the date of such director's appointment to the Board of Directors.

EXECUTIVE COMPENSATION

         The following table sets forth information with respect to the total compensation earned by, or paid to, Thomas M. Richfield, the Company's former President and Chief Executive Officer (the "NAMED EXECUTIVE OFFICER") during 2002, 2001 and 2000. No other executive officer of the Company earned total salary and bonus in excess of $100,000 during any such fiscal years.

                                                        ANNUAL COMPENSATION              LONG TERM COMPENSATION
                                            ----------------------------------------- ----------------------------
                                                                                       RESTRICTED     SECURITIES
                                                                        OTHER ANNUAL     STOCK        UNDERLYING
NAME AND PRINCIPAL POSITION                 YEAR          SALARY        COMPENSATION     AWARDS        OPTIONS
-------------------------------------       ---------   --------------  ------------  -----------    -------------
Thomas Richfield, Chairman,                 2002          $200,000(1)            --   $108,144(2)     1,500,000
CEO and President                           2001          $200,000(3)            --   $132,801(4)            --
                                            2000          $200,000(5)             -   $385,881(6)            --

(1)      In lieu of payment of the base salary of $200,000,  Mr.  Richfield was issued  5,000,000 shares of common stock valued at $100,000,  as reflected in the Long Term Compensation  section of the compensation table, and the Company further accrued for $100,000 of unpaid salary as at November 30, 2002.

(2)      Represents 5,000,000 shares of common stock (post-split) valued at $100,000 in lieu of salary and 232,672 shares of common stock valued at $8,144 in lieu of bonus.

(3)      In lieu of payment of the base salary,  Mr.  Richfield was issued 2,000,000 shares of common stock valued at $100,000,  as reflected  in the Long Term  Compensation  section of the  compensation  table,  and the
         Company further accrued for $100,000 of unpaid salary as at November 30, 2001.

(4)      Represents 2,000,000 shares (pre-split) valued at $100,000 in lieu of salary and 411,451 shares (of which
         295,756 were pre-split and 115,695 were post-split) valued at $32,801 in lieu of a bonus.

(5)      In lieu of  payment  of the base  salary,  Mr.  Richfield  was  issued  250,000  shares of  common  stock
         (pre-split)  valued at $200,000,  as reflected in the Long Term Compensation  section of the compensation table.

(6)      Represents  250,000 shares of common stock  (pre-split)  valued at $200,000 in lieu of salary and 495,136 shares (pre-split) valued at $185,881 in lieu of bonus.

Based on the information available to the Company's current management,  the above executive compensation reflects the compensation paid to the Named Executive Officer who is a former executive officer of the Company.

AGGREGATED OPTIONS EXERCISES IN FISCAL 2002 AND YEAR-END OPTION VALUES

         There were no Option Exercises in the last fiscal year.

         The following table sets forth information for the Named Executive Officer named in the Summary Compensation Table with respect to the value of unexercised options to purchase common stock of the Company held as of November 30, 2002.

                                                                           NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                             SHARES                       UNDERLYING UNEXERCISED     SHARES IN THE MONEY
                                           ACQUIRED ON                    OPTIONS AT 11/30/2002    OPTIONS AT 11/30/2002(1)
                                            EXERCISE     VALUE REALIZED   EXERCISED/UNEXERCISED     EXERCISED/UNEXERCISED
----------------------------------------   -----------   --------------   ---------------------    ------------------------
Thomas M. Richfield                             --                --      1,500,000 (Post-Split)                    --

(1)      The fair market value of the Company's common stock at the close of business on November 30, 2002 was $0.04.


The above information relates to stock options granted to the Named Executive Officer who is a former executive officer of the Company and is based on the information available to current management.

STOCK OPTION PLAN

         On June 2, 2003, the Company filed a Form S-8 Registration Statement to register 8,000,000 shares underlying its 2003 Stock Plan. On February 21, 2003, the Company filed a Form S-8 Registration Statement to register 6,000,000 shares underlying its 2003 Stock Incentive Plan. On June 21, 2002, the Company filed a Form S-8 Registration Statement to register 1,000,000 shares underlying its 2002 Stock Incentive Plan. The above stock plans provided for key employees, consultants, independent contractors, officers and directors to be eligible to receive grants of stock options. All shares registered under the stock plans have been issued.

Based on the information available to the Company's current management, the above information contains a description of the Company's stock option plans.

      PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION - NAME CHANGE

         Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to change the name of our Company to "Pacer Health Corporation."

         If the amendment to our Company's Articles of Incorporation is adopted, Articles of Amendment shall be filed with the Florida Secretary of State so that
Article I of the Articles of Incorporation shall be as follows:

          "The name of this corporation is: Pacer Health Corporation."

         Our Company's operating subsidiary named Pacer Health Corporation has made efforts to provide assisted living and medical treatment facilities for low and moderate-income individuals in selected geographic markets. Our Company's Board of Directors believes that it is desirable to change the name of our Company to "Pacer Health Corporation" to identify itself with the efforts of its operating subsidiary and to identify the Company as being involved in the health care industry.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OUR COMPANY TO PACER HEALTH CORPORATION.

             PROPOSAL 3 - AMENDMENT TO THE ARTICLES OF INCORPORATION
                - INCREASE IN AUTHORIZED SHARES OF CAPITAL STOCK

         Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, $.0001 value to Nine Hundred Thirty Million (930,000,000) shares. Our Company desires to increase its authorized capital stock because (i) it desires to have available authorized capital stock for potential use in acquisitions;
(ii) it does not have any significant authorized capital stock available for issuance; (iii) it desires to raise capital by issuing shares of stock; and (iv) it desires to cause the automatic conversion of its one outstanding share of Series A Convertible Preferred Stock (currently held by our President and Chief Executive Officer, Rainier Gonzalez) into 318,822,903 shares of common stock. The amendment to our Company's Articles of Incorporation shall provide for the authorization of Nine Hundred Thirty Million (930,000,000) shares of our Company's common stock. As of November 3, 2003, 158,474,767 shares of the Company's common stock were outstanding. In addition, the Company previously issued one share of Series A Convertible Preferred Stock, which, upon conversion into shares of common stock, would result in the Company issuing an additional 318,822,903 shares of common stock. A vote FOR the proposed increase in the number of authorized shares of common stock would (i) authorize the issuance of up to 318,822,903 shares of common stock upon the conversion of the Series A Convertible Preferred Stock and (ii) authorize the issuance of up to 452,702,330 shares of common stock for other purposes. See "Description of Securities."

         There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

              o  The ability to raise capital by issuing capital stock.

              o The ability to fulfill our Company's obligations by having capital stock available upon conversion of outstanding Series A Convertible Preferred Stock.

              o To have shares available to pursue business expansion and acquisition opportunities.

         The disadvantages include:

              o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

              o Provoking short-selling in our common stock, which would put downward pressure on the market price of our common stock.

              o Increasing the supply of shares of stock. This supply of stock without a corresponding demand could cause the market price of our stock to decline.

         If the amendment to our Company's Articles of Incorporation is adopted, Articles of Amendment shall be filed with the Florida Secretary of State so that
Section 8.1 of Article VIII of the Articles of Incorporation shall be as follows:

                 "8.1 Authorized Shares. The total number of shares of capital stock that this corporation has the authority to issue is Nine Hundred Fifty Million (950,000,000). The total number of shares of common stock that the corporation is authorized to issue is Nine Hundred Thirty Million (930,000,000) and the par value of each share of such common stock is one-hundredth of one cent ($.0001) for an aggregate par value of ninety-three thousand dollars ($93,000). The total number of shares of preferred stock that the corporation is authorized to issue is twenty million (20,000,000) and the par value of each share of such preferred stock is one-hundredth of one cent ($.0001) for an aggregate par value of two thousand dollars ($2,000).

         In addition to the reasons specified above, the Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such additional authorized shares of common stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting.

Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of our Company to our shareholders.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, $.0001, TO 930,000,000 SHARES.

                          DESCRIPTION OF CAPITAL STOCK

         Our authorized capital stock currently consists of 200,000,000 shares of common stock, par value $.0001 per share, and 20,000,000 shares of preferred stock, par value $.0001 per share. As of November 3, 2003, 158,474,767 shares of common stock were issued and outstanding; one share of Series A Preferred Convertible Stock was issued and outstanding. The rights and preferences of any additional preferred stock will be determined upon issuance by our Board of Directors. The following description is a summary of our capital stock and contains the material terms thereof. Additional information can be found in our Articles of Incorporation and Bylaws.

COMMON STOCK

         Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors. Accordingly, holders of a majority of our common stock entitled to vote in any election of directors may elect all of the directors standing for election should they choose to do so. Neither our Articles of Incorporation nor our Bylaws provide for cumulative voting for the election of directors. Holders of our common stock are entitled to receive their pro rata share of any dividends declared from time to time by the Board of Directors out of funds legally available therefor. Holders of our common stock have no preemptive, subscription, conversion, sinking fund, or redemption rights. All outstanding shares of our common stock are fully paid and non-assessable. In the event of liquidation, dissolution, or winding up of the Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock (if any) then outstanding.

PREFERRED STOCK

         Our Articles of Incorporation authorizes 20,000,000 shares of preferred stock, par value $.0001 per share. One shares of Series A Preferred Convertible Stock has been issued and is outstanding as of the date hereof, and no other shares of preferred stock are issued and outstanding as of the date of hereof. The Board of Directors is authorized, subject to any limitations prescribed by the Florida Business Corporation Act, or the rules of any quotation system or national securities exchange on which our stock may be quoted or listed, to provide for the issuance of shares of preferred stock in one or more series; to establish from time to time the number of shares to be included in each such series; to fix the rights, powers, preferences, and privileges of the shares of such series, without further vote or action by the stockholders. Depending upon the terms of the preferred stock established by the Board of Directors, any or all series of preferred stock could have preference over the common stock with respect to dividends and other distributions and upon liquidation of the Company or could have voting or conversion rights that could adversely affect the holders of the outstanding common stock. As of the date of this proxy statement, the voting and other rights associated with the preferred stock, other than with respect to the Series A Convertible Preferred Stock, have yet to be determined by the Board of Directors.

         The Series A Convertible Preferred Stock (the "SERIES A PREFERRED STOCK") has the following rights and privileges:

         RANK. With respect to the payment of dividends and other non-liquidation distributions on the capital stock of the Corporation, the Series A Preferred Stock shall be on parity with the common stock of the Corporation, par value $0.0001 per share (the "COMMON STOCK"), and with each other class or series of stock of the Corporation, whether such series and classes are now existing or are created in the future.

         DIVIDENDS AND DISTRIBUTIONS. No dividends shall accrue on the Series A Preferred Stock. The holders of outstanding shares of Series A Preferred Stock shall be entitled to receive dividends on a pro rata basis (on an as-converted basis) when, as and if declared by the Board of Directors out of any assets of the Corporation at the time legally available therefor (adjusted for stock splits or combinations of the Series A Preferred Stock, stock dividends paid in and on Series A Preferred Stock, or recapitalizations or any other similar transactions that have the effect of increasing or decreasing the number of shares represented by each outstanding share of Series A Preferred Stock), per fiscal year (the "STATED DIVIDEND"). The right to dividends or distributions provided in this section shall not be cumulative and no right shall accrue to holders of Series A Preferred Stock by reason of the fact that dividends on said shares have not been declared in any prior year, nor shall any declared and unpaid dividends bear or accrue interest.

         VOTING RIGHTS. The holders of shares of Series A Preferred Stock shall, subject to applicable law, vote together with the holders of shares of the Common Stock as a single class on all matters to be voted on by the stockholders of the Corporation. Each holder of Series A Preferred Stock shall be entitled to one vote for each share of Common Stock into which the Series A Preferred Stock held by such holder is then convertible.

         LIQUIDATION RIGHTS. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary (collectively, a "LIQUIDATION"), before any distribution or payment shall be made to any of the holders of Common Stock, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation an amount equal to $0.0001 per share of Series A Preferred Stock plus all accrued but unpaid dividends thereof (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "LIQUIDATION AMOUNT") for each share of Series A Preferred Stock held by them.

         AUTOMATIC CONVERSION. Each share of Series A Preferred Stock shall automatically be converted into Three Hundred Eighteen Million Eight Hundred Twenty Two Thousand Nine Hundred Three (318,822,903) fully paid, nonassessable shares of Common Stock (the "CONVERSION RATE"), upon the Corporation receiving the affirmative vote of a majority of its shareholders to increase the authorized number of shares of Common Stock by at least Three Hundred Million (300,000,000). Upon any such conversion, any declared but unpaid dividends shall be paid by the Corporation out of funds legally available therefore.

         The above description is a summary of our Series A Convertible Preferred Stock and contains the material terms thereof. Additional information can be found in our Articles of Incorporation.

         There are no present plans by the Board of Directors to issue any other preferred shares or address the rights to be assigned thereto.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS
 AND FLORIDA LAW

         The following provisions of the Articles of Incorporation and Bylaws of our Company could discourage potential acquisition proposals and could delay or prevent a change in control of our Company. Such provisions may also have the effect of preventing changes in the management of our Company, and preventing shareholders from receiving a premium on their common stock.

         AUTHORIZED BUT UNISSUED STOCK. The authorized but unissued shares of common stock and preferred stock are available for future issuance without shareholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans.

TRANSFER AGENT AND REGISTRAR

         The transfer agent and registrar for our common stock is Computershare Transfer Company, Inc., 68 South Main Street, Suite 708, Salt Lake City, UT 84101, Telephone (801) 531-7558.

OTHER MATTERS

         As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

INDEPENDENT ACCOUNTANTS

         Rachlin Cohen & Holz LLP, was terminated as the Company's independent certified public accountants effective February 14, 2002. Bagell, Josephs & Company, LLC ("Bagell Josephs") was engaged on February 14, 2002 as the Company's independent certified public accountants. The decision to change accountants was approved by the Company's board of directors. There were no disagreements between the Company and Rachlin Cohen & Holtz, LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures in connection with the audit for the fiscal year ending November 30, 2000 and financial statements filed in form 10-QSB for subsequent interim periods preceding such termination.

         The firm of Bagell Josephs served as our Company's independent accountants for the 2002 fiscal year. Representatives of the firm will be available by telephone to respond to questions at the Annual Meeting of the Shareholders. These representatives will have an opportunity to make a statement if they desire to do so.

         AUDIT FEES. The aggregate fees billed by Bagell Josephs for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended November 30, 2002, for the review of the financial statements included in the Company's Reports on Form 10-Q for the quarterly periods during 2002, and for accounting services and independent auditor's consents was approximately $22,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed by Bagell Josephs for financial information systems design and implementation professional services for the year ended November 30, 2002.

         OTHER FEES. There were no other fees billed Bagell Josephs to the Company for other fees for the year ended November 30, 2002.

ADDITIONAL INFORMATION

         PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

         INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the proxy rules is incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended November 30, 2002 and Quarterly Report on Form 10-QSB for the quarter ended August 31, 2003, which are being delivered to the stockholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report. All documents subsequently filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the date the special meeting is held.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Rainier Gonzalez
                                     President and
                                     Chief Executive Officer


Miami, Florida

_______________, 2003